TAX STATUS	12 Months Ended
Dec. 31, 2025
ECOLAB PUERTO RICO SAVINGS PLAN
TAX STATUS
TAX STATUS

4. Tax Status

The Plan constitutes a qualified plan and trust under the Puerto Rico tax code. The Plan is maintained as a foreign trust covering only individuals subject to taxation under the Puerto Rico tax code and therefore no provision for United States federal income taxes has been included in the Plan's financial statements.

A favorable determination letter, dated May 22, 2012, was received from the Puerto Rico Treasury Department on the form of the Banco Popular Master Defined Contribution Retirement Plan adoption agreement and master plan, upon which the Plan is maintained. The Plan also received an individual determination letter from the Puerto Rico Treasury Department dated August 26, 2016. The Plan has been amended since receiving the tax qualification letter. However, the Plan Administrator believes the Plan is currently designed and being operated in accordance with Section 1165(a) of the Puerto Rico Internal Revenue Code and is, therefore, exempt from Puerto Rico income taxes. Therefore, no provision for Puerto Rico income taxes has been included in the Plan’s financial statements.

U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Puerto Rico tax authority. The Plan Administrator has analyzed tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability or that would require disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.